                                                                    Exhibit 99.1

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                           ACCOUNT PURCHASE AGREEMENT

                                     between

                          PLAINTIFF FUNDING CORPORATION
                         as the Seller and the Servicer,

                                       and

                                 MANGOSOFT, INC.
                                  as the Buyer

                         Dated as of September 24, 2002

--------------------------------------------------------------------------------

     ACCOUNT PURCHASE AGREEMENT, dated as of September 24, 2002 between Plaintiff Funding Corporation, a New York corporation (the "Seller" and "Servicer") and Mangosoft, Inc., a Nevada corporation (the "Buyer").

     WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to buy from the Seller, all of the Seller's right, title and interest in, to and under the Scheduled Accounts and Related Assets (as hereinafter defined); and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Certain Defined Terms. As used in this Agreement the following capitalized terms shall have the following meanings:

     "Account" shall mean a right to payment from a Customer from the proceeds of Litigation under a Contract, whether constituting an account, chattel paper, an instrument, a contract right, a document or a general intangible, and "Accounts" shall mean all such Accounts.

     "Agreement" shall mean this Account Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

     "Affiliate" of a Person means another Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a business.

     "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which national banking associations or state banking institutions in New York, New York, are authorized or obligated by law, executive order or governmental decree to be closed.

     "Buyer" shall have the meaning specified in the preamble.

     "CapitalSource" means CapitalSource Finance LLC, a Delaware limited liability company.

     "CapitalSource Credit Documents" means that certain Amended and Restated Credit Agreement, dated as of July 23, 2002, between the Seller and CapitalSource, and all documents executed in connection therewith.

     "Collections" shall mean all cash payments by or on behalf of the Customers deposited to any Lock-Box Account, or received by the Seller in respect of Accounts or Related Assets in the form of cash, checks, wire transfers, electronic transfers, or any other form of cash payment.

     "Contract" shall mean a written agreement between the Seller and a Customer pursuant to or under which the Seller shall make fundings to such Customer and such Customer shall assign to the Seller an interest in the proceeds of Litigation from which such fundings may be repaid.

     "Credit Policy Manual" shall mean the written credit and collection policies and practices of the Seller in effect on the date of this Agreement relating to Accounts.

     "Customer" shall mean, with respect to any Account, the Person or Persons obligated to make required payments, if any, with respect to such Account, including any guarantor thereof.

     "Government Authority" shall mean any country or nation, any political subdivision of such country or nation, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government of any country or nation or political subdivision thereof.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

     "Litigation" shall mean any lawsuit in which a Customer grants to the Seller an assignment of the proceeds thereof.

     "Lock-Box Account" shall mean an account with a Lock-Box Bank which has been assigned to the Buyer and into which all Collections, subject to all Requirements of Law, are to be deposited after the Closing Date.

     "Lock-Box Bank" shall mean a depository institution at which a Lock-Box Account is maintained.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity of similar nature.

     "Purchase Price" shall have the meaning specified in Section 2.2(a).

     "Records" shall mean all Contracts and other documents, books, records and other information (including without limitation computer, programs, tapes, discs, punch cards, data processing software, and related property and rights) maintained with respect to Accounts and the related Customers.

     "Related Assets" shall have the meaning specified in Section 2.1(a).

     "Related Property" means with respect to any Account: (a) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Account, whether pursuant to the Contract related to such Account or otherwise, (b) the assignment to the Buyer of all lien recordations covering any collateral securing payment of such Account, (c) all guarantees, indemnities, warranties, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Account whether pursuant to the Contract related to such Account or otherwise and (d) all Records and all other instruments and rights relating to such Account.

     "Requirements of Law" shall mean any law, treaty, rule or regulation, or final determination of an arbitrator or Governmental Authority and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

     "Seller" shall have the meaning specified in the preamble.

     "Servicer" shall have the meaning specified in the preamble.

     "UCC" shall mean the Uniform Commercial Code in effect in the State of New York, as amended from time to time.


                                   ARTICLE II

                          PURCHASE AND SALE OF ACCOUNTS

     2.1 Purchase and Sale of Accounts. (a) Subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Buyer, and the Buyer agrees to purchase from the Seller, all right, title and interest of the Seller in, to and under (i) all Accounts set forth on Schedule A attached hereto (collectively, the "Scheduled Accounts"), (ii) all Related Property with respect to such Scheduled Accounts, (iii) all monies due or to become due and all Collections and other amounts received from time to time with respect to such Scheduled Accounts and (iv) all proceeds (including, without limitation, "proceeds" as defined in the Uniform Commercial Code of the jurisdiction the law of which governs the perfection of the interest in the Accounts sold hereunder) of any of the foregoing (all of the foregoing property and interests in property described in clauses (ii), (iii) and (iv) with respect to any Scheduled Account being the "Related Assets" with respect to such Scheduled Account). On September 24, 2002, or such other date agreed by the parties (the "Closing Date"), the Seller shall sell to the

Buyer, and the Buyer shall purchase from the Seller, all of the Seller's right, title and interest in, to and under all Scheduled Accounts and Related Assets with respect thereto.

     (b) It is the intention of the parties hereto that the arrangements with respect to the Scheduled Accounts and Related Assets shall constitute a purchase and sale of such Scheduled Accounts and Related Assets and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to Buyer a security interest in all of the Seller's right, title and interest in, to and under the Scheduled Accounts and Related Assets.

     (c) The Seller agrees to use reasonable commercial efforts to record and file from time to time, at the Buyer's expense and direction, financing statements and other documents (and amendments thereto, assignments thereof and continuation statements, when applicable) with respect to the Scheduled Accounts and the Related Assets meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale of the Scheduled Accounts and the Related Assets to the Buyer.

     2.2 Calculation and Payment of Purchase Price.

     (a) The purchase price (the "Purchase Price") payable to the Seller for the Scheduled Accounts and Related Assets to be purchased on the Closing Date shall be equal to Four Hundred Fifty-Eight Thousand Three Hundred Twenty-Eight and 54/100 Dollars ($458,328.54).

     (b) The Purchase Price for the Scheduled Accounts and Related Assets shall be paid by the Buyer to the Seller on the Closing Date by wire transfer of immediately available funds to an account designated by the Seller.


                                   ARTICLE III

  Article 1. SERVICING THE ACCOUNTS

     3.1 Appointment of Servicer. Consistent with the Buyer's ownership of the Scheduled Accounts and the Related Assets, the Buyer shall have the sole right to service, administer and collect the Scheduled Accounts, to assign such right and to delegate such right to the Servicer. Buyer appoints Seller as Servicer hereunder to the extent necessary for Seller to perform such duties in connection with the servicing and administering of the Scheduled Accounts as shall be delegated by the Buyer from time to time. Seller hereby consents to such appointment and agrees to perform such servicing and administrative duties hereunder as are delegated to it from time to time by the Buyer. Seller's appointment as Servicer hereunder shall continue until the Buyer notifies Seller that such appointment has been terminated.

                                   ARTICLE IV

  Article 2. COVENANTS, REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer as of the Closing Date that:

     (a) Organization and Good Standing. The Seller is a Icorporation duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement.

     (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals could reasonably be expected to render any Contract or any Scheduled Account unenforceable by the Seller or could reasonably be expected to have a material adverse effect on the Seller's ability to perform its obligations hereunder.

     (c) Due Authorization. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions provided for in this Agreement, have been duly authorized by all necessary corporate action on the part of the Seller.

     (d) No Conflict. The Seller's execution and delivery of this Agreement and the other Transaction Documents, performance of the transactions contemplated hereby and thereby, and fulfillment of the terms hereof applicable to the Seller, do not (i) conflict with or violate any Requirements of Law applicable to the Seller or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which its properties are bound or (ii) result in the creation of any Lien on its assets except on behalf of the Buyer pursuant to this Agreement.

     (e) No Proceedings. There are no proceedings or, to the best knowledge of the Seller, investigations pending or threatened against the Seller before any Governmental Authority asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability, of this Agreement, (i) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or
(ii) seeking any determination or ruling that is reasonably likely to materially and adversely affect the financial condition or operations of the Seller or the performance by the Seller of its obligations under this Agreement.

     (f) Consents. No authorization, consent, license, order or approval of or registration or declaration with any Governmental Authority is required to be obtained, effected or given by the Seller in connection with the execution and delivery of this Agreement by the Seller or its performance of its obligations under this Agreement or the transactions contemplated hereby, except for (i) the filings of the financing statements or other documents which may become applicable pursuant to Section 2.1(c).

     (g) Information. Each certificate, report, information, exhibit, financial statement, document, book, record or report furnished by the Seller to Buyer in connection with this Agreement including, without limitation, Schedule A attached hereto, is accurate in all material respects as of its date, when considered as a whole with all other such documents, and no such document contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading. Notwithstanding the foregoing, the Seller does not guaranty payment or collection of the Accounts, or any of them, hereunder and such liability is expressly disclaimed.

     (h) Enforceability. This Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     (i) Account Warranties and Representations. With respect to the Scheduled Accounts, the Seller warrants and represents to the Buyer that:

          (i) They are genuine, are in all respects what they purport to be, and are evidenced by executed original Contracts, which will be delivered to the Buyer upon request therefor;

          (ii) They represent undisputed bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto; and

          (iii) Except for the Liens created in favor of CapitalSource under the CapitalSource Credit Documents, which shall be released as to the Scheduled Accounts pursuant to Section 4.2(f) below, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and the Company has not made any agreement with any Customer thereunder.

     (j) Valid Transfers. This Agreement constitutes a valid sale, transfer and assignment to the Buyer of all right, title and interest of the Seller in and to the Accounts and Related Assets and the proceeds thereof, enforceable against creditors of, and purchasers from, the Seller free and clear or any Lien other than (i) Liens created in favor of CapitalSource under the CapitalSource Credit Documents, which shall be released as to the Scheduled Accounts pursuant to
Section 4.2(f) below and (ii) any Lien arising solely as the result of any action taken by the Buyer hereunder.

     4.2 Affirmative Covenants of the Servicer. The Servicer hereby covenants that:

     (a) Keeping of Records and Books of Accounts. The Servicer will maintain and implement administrative and operating procedures, and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Scheduled Accounts.

     (b) Performance and Compliance with Contracts. The Servicer will at its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under each Contract, except where the failure to so perform or comply could not reasonably be expected to have a materially adverse effect on the collectibility of the Scheduled Accounts or Servicer's ability to perform its Obligations under this Agreement.

     (c) Credit Policy Manual. The Servicer will comply in all material respects with the Credit Policy Manual in regard to each Scheduled Account.

     (d) Payment Instructions to Customers. The Servicer will notify each Customer and his or her Litigation attorney that the Scheduled Account related to his or her Contract has been sold to the Buyer and will instruct each Customer's Litigation attorney to submit all payments on the Scheduled Accounts and Related Assets to a Lock-Box Account or the related lock-box.

     (e) Collections. In the event that the Servicer or any Affiliate thereof receives any Collections, the Servicer agrees to hold, or cause such Affiliate to hold, all-such Collections in trust and to deposit, or cause such Affiliate to deposit, such Collections to a Lock-Box Account as soon as practicable, but in no event later than two Business Days after receipt thereof.

     (f) Release of Liens. The Servicer will cause not later than thirty (30) days following the Closing Date the release of all Liens on the Scheduled Accounts created in favor of CapitalSource under the CapitalSource Credit Documents.

     4.3 Reporting Requirements of the Servicer. The Servicer will furnish to the Buyer:

     (a) within ten (10) business days after the end of a fiscal quarter, with respect to each Scheduled Account, a report showing in reasonable detail information regarding the status of the underlying Litigation, Collections and write-offs with respect thereto.

     4.4 Negative Covenants of the Servicer. The Servicer will not:

     (a) Extension or Amendment of Accounts. (i) Extend, amend or otherwise modify the terms of any Scheduled Account, (ii) amend, modify or waive any payment term or condition of any invoice or Contract related thereto, which extension, amendment, modification or waiver could reasonably be expected to impair the collectibility or delay the payment of any then existing Scheduled Account, or (iii) rescind or cancel any Scheduled Account except as ordered by a court of competent jurisdiction or other Governmental Authority. Notwithstanding the foregoing provisions of this Section 4.4(a), the Servicer may extend, amend, modify, cancel or rescind any Scheduled Account the balance of which is reduced in connection with a valid dispute.

     (b) Change in Business or Credit Policy Manual. Make any change in the Credit Policy Manual, which change is reasonably likely to impair the collectibility of any Scheduled Account or adversely affect the Buyer's interest in the Scheduled Accounts.

     (c) Change-in Payment Instructions to Customers. The Seller will not instruct any Customer or Customer's representative to remit Collections to any Person, address or account other than a Lock-Box Account or the related lock-box.


                                    ARTICLE V


  Article 3. TERM AND SERVICING

     5.1 Term. This Agreement and the servicing of the Scheduled Accounts hereunder by the Servicer shall commence as of the date of execution and delivery hereof and shall continue until all of the Scheduled Accounts are finally liquidated.


                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 Costs and Expenses. Each party shall bear its own expenses incurred in connection with the negotiation, execution and delivery of this Agreement and enforcement of the obligations of the other Party under this Agreement or any related document. The Buyer shall bear the expense of enforcement of the obligations of any Customer under any Account.

     6.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors (whether by merger, consolidation or otherwise) and assigns. Notwithstanding the foregoing, the Seller and the Buyer agree that they will not transfer or otherwise assign all or any portion of their rights or obligations hereunder without the prior written consent of the other party.

     6.3 Governing Law. Except as otherwise expressly provided in any Transaction Document, in all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

     6.4 Amendments and Waivers. Neither this Agreement nor any terms hereof may be amended, supplemented or modified except in writing signed by the Buyer, the Seller and the Servicer. Any such waiver, consent or approval shall be effective only in the specific instance and for the specific purpose for which given.

     6.5 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     6.6 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   PLAINTIFF FUNDING CORPORATION,
                                        as Seller and Servicer

                                   By:
                                      --------------------------------------
                                   Name:  Harvey R. Hirschfeld
                                   Title: Executive Vice President

                                   Plaintiff Funding Corporation
                                   26 Court Street
                                   Suite 1104
                                   Brooklyn, New York 11242
                                   Facsimile No.: (718) 875-0608


                                   MANGOSOFT, INC.
                                        as Buyer

                                   By:
                                      ---------------------------------------
                                   Name:  Dale Vincent
                                   Title: CEO

                                   Mangosoft, Inc.
                                   1500 West Park Drive
                                   Suite 190
                                   Westborough, Massachusetts 01581
                                   Facsimile No.: 508-898-9166

                                                                      Schedule A
                                                                      ----------

                              Schedule of Accounts
                              --------------------

                                                                                                    Amount
           Date of                                          Amount                                  w/unearned
           Funding               Client Name                Funded         Rate                     fees           Days O/S

      1   7/10/2002          Armstrong, Terrence           $1,500.00       1.33%   Per Month        $1,625.03         71
          7/30/2002          Armstrong, Terrence           $3,000.00       1.33%   Per Month        $3,144.85         51
          5/15/2002          Armstrong, Terrence           $2,000.00       3.95%   Per Month        $2,675.98         127
      2   6/25/2002            Arrington, Mary             $20,000.00      1.33%   Per Month        $21,056.69        86
      3   8/30/2002           Beckford, Eulalie            $2,500.00       1.33%   Per Month        $2,849.33         20
      4  11/14/2001          Blackwell, Patricia           $2,200.00       1.33%   Per Month        $2,832.16         309
      5   2/19/2002            Blyden, Lavorne             $7,000.00       1.33%   Per Month        $7,984.52         212
           3/8/2002            Blyden, Lavorne             $4,000.00       1.33%   Per Month        $4,454.50         195
          6/20/2002            Blyden, Lavorne             $4,000.00       1.33%   Per Month        $4,255.98         91
      6    7/2/2002            Brinson, Kevin L            $4,000.00       1.33%   Per Month        $4,425.47         79
      7   7/24/2002            Caldwell, Joseph            $2,000.00       1.33%   Per Month        $2,332.20         57
      8   8/26/2002             Castello, John             $4,000.00       1.33%   Per Month        $4,042.50         24
          11/6/2001             Castello, John             $7,500.00       3.85%   Per Month        $11,577.17        317
          1/22/2002             Castello, John             $2,500.00       3.85%   Per Month        $3,508.61         240
          2/15/2002             Castello, John             $1,000.00       3.85%   Per Month        $1,411.03         216
      9  11/20/2001             Cooper, Nigel              $1,000.00       1.33%   Per Month        $1,453.45         303
     10   8/20/2002           Dagostino, Vincent           $10,000.00      1.33%   Per Month        $10,386.33        30
     11   8/12/2002             Dayo, Kingsley             $2,500.00       1.33%   Per Month        $2,618.46         38
           5/3/2002             Dayo, Kingsley             $10,000.00      3.90%   Per Month        $12,262.97        139
           8/9/2002             Dayo, Kingsley             $7,500.00       3.90%   Per Month        $7,981.61         41
     12   5/24/2002              Dixon, Illya              $5,000.00       1.33%   Per Month        $5,555.05         118
          6/27/2002              Dixon, Illya              $1,000.00       1.33%   Per Month        $1,115.51         84
     13    5/2/2002              Felix, Jason              $1,500.00       1.33%   Per Month        $1,886.30         140
     14    8/9/2002           Florence, Carlise            $40,000.00      1.33%   Per Month        $41,008.39        41
     15   1/28/2002             Frantz, Emile              $3,000.00       1.33%   Per Month        $3,627.80         234
     16    3/7/2002            Gantz, Michelle             $10,000.00      1.33%   Per Month        $11,174.10        196
     17    3/5/2002             Gist, Michael              $10,000.00      1.33%   Per Month        $11,208.94        198
          4/29/2002             Gist, Michael              $3,000.00       1.33%   Per Month        $3,290.89         143
           8/9/2002             Gist, Michael              $2,000.00       1.33%   Per Month        $2,112.81         41
     18   8/23/2002            Johnson, Timothy            $1,000.00       1.33%   Per Month        $1,339.95         27
          8/28/2002            Johnson, Timothy            $750.00         1.33%   Per Month        $833.03           22
          9/11/2002            Johnson, Timothy            $1,000.00       1.33%   Per Month        $1,078.79         8
     19   3/12/2002             Lopez, Robert              $70,000.00      1.33%   Per Month        $76,427.65        191
     20   4/11/2002              Lynch, Betty              $10,000.00      1.33%   Per Month        $11,028.18        161
           7/9/2002              Lynch, Betty              $5,000.00       1.33%   Per Month        $5,238.50         72
     21   5/30/2002         Moncrieffe, St. Simon          $5,000.00       1.33%   Per Month        $5,540.45         112
          6/13/2002         Moncrieffe, St. Simon          $5,000.00       1.33%   Per Month        $5,298.83         98
          7/17/2002         Moncrieffe, St. Simon          $10,000.00      1.33%   Per Month        $10,363.02        64
     22   1/29/2002        Nicoletti, Roger & Marie        $50,000.00      1.33%   Per Month        $55,705.30        233
           8/7/2002        Nicoletti, Roger & Marie        $10,000.00      1.33%   Per Month        $10,267.62        43
     23    9/3/2002             Papacena, Lisa             $3,500.00       1.33%   Per Month        $3,851.52         16
     24   1/31/2002             Payano, Victor             $10,000.00      1.33%   Per Month        $11,372.67        231

                                                                                                    Amount
           Date of                                          Amount                                  w/unearned
           Funding               Client Name                Funded         Rate                     fees           Days O/S

          6/14/2002             Payano, Victor             $5,000.00       1.33%   Per Month        $5,296.50         97
     25   6/21/2002             Rose, Diogenes             $4,000.00       1.33%   Per Month        $4,446.84         90
     26    9/6/2002            Sherrer, Joanna             $5,000.00       1.33%   Per Month        $5,355.14         13
     27   12/6/2001              Turon, Adam               $1,500.00       1.33%   Per Month        $2,010.78         287
     28    8/1/2002            Vincent, Sydney             $5,000.00       1.33%   Per Month        $5,389.53         49
          8/12/2002            Vincent, Sydney             $2,000.00       1.33%   Per Month        $2,110.02         38
     29   1/22/2002            Williamson, Edna            $17,000.00      1.33%   Per Month        $19,263.70        240
     30   7/29/2002            Wiltse, William             $3,000.00       1.33%   Per Month        $3,146.23         52
          8/14/2002            Wiltse, William             $3,000.00       1.33%   Per Month        $3,124.14         36
           9/5/2002            Wiltse, William             $3,000.00       1.33%   Per Month        $3,094.02         14
          7/16/2002            Wiltse, William             $3,000.00       3.75%   Per Month        $3,544.85         65
     31    2/1/2002             Yaboh, Kenneth             $2,250.00       1.33%   Per Month        $2,791.51         230
          2/23/2002             Yaboh, Kenneth             $1,000.00       1.33%   Per Month        $1,178.13         208
     32    8/8/2002          Young, Latoya Marie           $5,000.00       1.33%   Per Month        $5,373.01         42

                                                           $414,700.00                              $458,328.54